UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: July 20, 2005

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4350 S. Monaco Street, Suite 500, Denver, CO 80237
(Address of Principal Executive Office)

(303) 773-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Opinion of Holme Roberts & Owen LLP
Amendment to Distribution Agreement
Amendment to Supplemental Indenture

ITEM 1.01. Entry into a Material Definitive Agreement

M.D.C. Holdings, Inc. (the “Registrant”) has increased the size of its medium term notes program by $250,000,000, from $500,000,000 to $750,000,000 aggregate principal amount of senior or subordinated medium term notes. As of the date hereof, the Registrant has issued a total of $500,000,000 aggregate principal amount of senior medium term notes under this program. In connection with this increase:

On July 20, 2005, the Registrant and certain of its subsidiaries entered into Amendment No. 1 (the “Amendment”) to the Distribution Agreement dated as of October 6, 2004 (the “Distribution Agreement”) with Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Comerica Securities, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc, Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated., SunTrust Capital Markets, Inc., UBS Securities LLC and Wachovia Capital Markets, LLC (collectively, the “Agents”). A copy of the Amendment is attached as Exhibit 10.1 hereto. Pursuant to the Distribution Agreement, the Agents have agreed to distribute certain debt securities that the Registrant may issue from time to time. The Amendment increases to $750,000,000 the aggregate principal amount of debt securities that may be distributed by the Agents under the Distribution Agreement. The Company has previously entered into distribution and underwriting arrangements with certain of the Agents in connection with the past distribution of other of its securities.

Also on July 20, 2005, the Registrant and certain of its subsidiaries entered into Amendment No. 1 (the “Indenture Amendment”) to the Supplemental Indenture dated as of October 6, 2004 (the “Supplemental Indenture”), with U.S. Bank National Association (the “Trustee”). A copy of the Indenture Amendment is attached hereto as Exhibit 10.2. The Indenture Amendment increases to $750,000,000 the aggregate principal amount of medium term senior notes and medium term senior subordinated notes that the Registrant may issue pursuant to the Supplemental Indenture. The Registrant has previously entered into indentures with the Trustee and the Registrant has issued debt securities under those indentures.

In connection with the proposed issuance of the securities described above, Holme Roberts & Owen LLP provided the Registrant with the legal opinion attached as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing descriptions are qualified in their entirety by reference to the full and complete terms of the documents attached as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description

5.1	Opinion of Holme Roberts & Owen LLP.

10.1
Amendment No. 1 to Distribution Agreement, dated as of July 20, 2005, among the Registrant, certain of its subsidiaries and Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Comerica Securities, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., UBS Securities LLC and Wachovia Capital Markets, LLC

10.2	Amendment No. 1 dated as of July 20, 2005 to Supplemental Indenture dated October 6, 2004, among the Registrant, certain of its subsidiaries and U.S. Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: July 20, 2005	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Holme Roberts & Owen LLP.

10.1
Amendment No. 1 to Distribution Agreement, dated as of July 20, 2005, among the Registrant, certain of its subsidiaries and Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Comerica Securities, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., UBS Securities LLC and Wachovia Capital Markets, LLC

10.2	Amendment No. 1 dated as of July 20, 2005 to Supplemental Indenture dated October 6, 2004, among the Registrant, certain of its subsidiaries and U.S. Bank National Association